SCHEDULE A

WELLS FARGO FUNDS MANAGEMENT

INVESTMENT MANAGEMENT AGREEMENT

WELLS FARGO FUNDS TRUST

Wells Fargo Funds Trust	Fee as % of Avg. Daily Net Asset Value
Adjustable Rate Government Fund	First 1B Next 4B Next 3B Next 2B Over 10B	0.35 0.325 0.29 0.265 0.255
Alternative Strategies Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	1.75 1.725 1.70 1.675 1.65 1.64 1.63
Asia Pacific Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	1.00 0.95 0.90 0.875 0.85 0.84 0.83
C&B Mid Cap Value Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.75 0.725 0.70 0.675 0.65 0.64 0.63
C&B Large Cap Value Fund±	First 5B Next 5B Over 10B	0.05 0.04 0.03
California Limited-Term Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
California Municipal Money Market Fund	First 5B Next 5B Over 10B	0.15 0.14 0.13
California Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
Capital Growth Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Next 2B Next 4B Over 16B	0.70 0.675 0.65 0.625 0.60 0.59 0.565 0.555 0.53 0.505
Cash Investment Money Market Fund	First 5B Next 5B Over 10B	0.15 0.14 0.13
Colorado Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
Common Stock Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.80 0.75 0.70 0.675 0.65 0.64 0.63
Conservative Income Fund	First 1B Next 4B Next 5B Over 10B	0.25 0.225 0.19 0.18
Core Bond Fund±	First 5B Next 5B Over 10B	0.05 0.04 0.03
Core Plus Bond Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.45 0.425 0.40 0.375 0.34 0.33
Disciplined U.S. Core Fund	First 1B Next 4B Next 5B Over 10B	0.35 0.325 0.29 0.28
Discovery Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.80 0.75 0.70 0.675 0.65 0.64 0.63
Diversified Capital Builder Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.65 0.60 0.55 0.525 0.49 0.48
Diversified Equity Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.30 0.28 0.26 0.24 0.23 0.22
Diversified Income Builder Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.55 0.525 0.50 0.475 0.44 0.43
Diversified International Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.90 0.85 0.80 0.775 0.75 0.74 0.73
Dow Jones Target Today Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dow Jones Target 2010 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dow Jones Target 2015 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dow Jones Target 2020 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dow Jones Target 2025 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dow Jones Target 2030 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dow Jones Target 2035 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dow Jones Target 2040 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dow Jones Target 2045 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dow Jones Target 2050 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dow Jones Target 2055 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dow Jones Target 2060 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target Date Today Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target Date 2015 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target Date 2020 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target Date 2025 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target Date 2030 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target Date 2035 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target Date 2040 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target Date 2045 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target Date 2050 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target Date 2055 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Dynamic Target Date 2060 Fund	First 5B Next 5B Over 10B	0.20 0.19 0.18
Emerging Growth Fund±	First 5B Next 5B Over 10B	0.05 0.04 0.03
Emerging Markets Equity Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Over 10B	1.15 1.10 1.05 1.025 1.00 0.99 0.965 0.955
Emerging Markets Equity Income Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Over 10B	1.15 1.10 1.05 1.025 1.00 0.99 0.965 0.955
Endeavor Select Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Next 2B Next 4B Over 16B	0.70 0.675 0.65 0.625 0.60 0.59 0.565 0.555 0.53 0.505
Enterprise Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.75 0.725 0.70 0.675 0.65 0.64 0.63
Global Long/Short Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	1.30 1.25 1.20 1.175 1.15 1.14 1.13
Global Opportunities Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.95 0.925 0.90 0.875 0.85 0.84 0.83
Government Money Market Fund	First 5B Next 5B Over 10B	0.15 0.14 0.13
Government Securities Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.45 0.425 0.40 0.375 0.34 0.33
Growth Balanced Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.30 0.28 0.26 0.24 0.23 0.22
Growth Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Next 2B Next 4B Over 16B	0.80 0.75 0.70 0.675 0.65 0.64 0.615 0.605 0.58 0.555
Heritage Money Market Fund	First 5B Next 5B Over 10B	0.15 0.14 0.13
High Income Fund1	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.55 0.525 0.50 0.475 0.44 0.43
High Yield Bond Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.55 0.525 0.50 0.475 0.44 0.43
High Yield Municipal Bond Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.50 0.475 0.45 0.425 0.39 0.38
Index Asset Allocation Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.65 0.60 0.55 0.525 0.49 0.48
Index Fund±	First 5B Next 5B Over 10B	0.05 0.04 0.03
Intermediate Tax/AMT Free Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
International Bond Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.60 0.575 0.55 0.525 0.49 0.48
International Equity Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.90 0.85 0.80 0.775 0.75 0.74 0.73
International Value Fund±	First 5B Next 5B Over 10B	0.05 0.04 0.03
Intrinsic Small Cap Value Fund	First 500M Next 500M Next 1B Next 1B Next 1B Next 1B Next 5B Over 10B	0.85 0.825 0.80 0.775 0.75 0.73 0.72 0.71
Intrinsic Value Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Next 2B Next 4B Over 16B Next 4B Over 16B	0.70 0.675 0.65 0.625 0.60 0.59 0.565 0.555 0.53 0.505
Intrinsic World Equity Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.85 0.80 0.75 0.725 0.70 0.69 0.68
Large Cap Core Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Next 2B Next 4B Over 16B	0.70 0.675 0.65 0.625 0.60 0.59 0.565 0.555 0.53 0.505
Large Cap Growth Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Next 2B Next 4B Over 16B	0.70 0.675 0.65 0.625 0.60 0.59 0.565 0.555 0.53 0.505
Large Company Value Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Next 2B Next 4B Over 16B	0.70 0.675 0.65 0.625 0.60 0.59 0.565 0.555 0.53 0.505
Managed Account CoreBuilder Shares Series M	0.00
Minnesota Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
Moderate Balanced Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.30 0.28 0.26 0.24 0.23 0.22
Money Market Fund	First 1B Next 4B Next 5B Next 5B Next 10B Over 25B	0.35 0.325 0.29 0.28 0.255 0.23
Municipal Bond Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
Municipal Cash Management Money Market Fund	First 5B Next 5B Over 10B	0.15 0.14 0.13
Municipal Money Market Fund	First 1B Next 4B Next 5B Next 5B Next 10B Over 25B	0.35 0.325 0.29 0.28 0.255 0.23
National Tax-Free Money Market Fund	First 5B Next 5B Over 10B	0.15 0.14 0.13
North Carolina Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
Omega Growth Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Next 2B Next 4B Over 16B	0.80 0.75 0.70 0.675 0.65 0.64 0.615 0.605 0.58 0.555
Opportunity Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.75 0.725 0.70 0.675 0.65 0.64 0.63
Pennsylvania Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
Precious Metals Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.65 0.60 0.55 0.525 0.50 0.49 0.48
Premier Large Company Growth Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 3B Next 2B Next 2B Next 4B Over 16B	0.70 0.675 0.65 0.625 0.60 0.59 0.565 0.555 0.53 0.505
Real Return Fund±	First 5B Next 5B Over 10B	0.05 0.04 0.03
Short Duration Government Bond Fund	First 1B Next 4B Next 3B Next 2B Over 10B	0.35 0.325 0.29 0.265 0.255
Short-Term Bond Fund	First 1B Next 4B Next 3B Next 2B Over 10B	0.35 0.325 0.29 0.265 0.255
Short-Term High Yield Bond Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.50 0.475 0.45 0.425 0.39 0.38
Short-Term Municipal Bond Fund	First 1B Next 4B Next 3B Next 2B Over 10B	0.35 0.325 0.29 0.265 0.255
Small Cap Opportunities Fund	First 500M Next 500M Next 1B Next 1B Next 1B Next 1B Next 5B Over 10B	0.85 0.825 0.80 0.775 0.75 0.73 0.72 0.71
Small Cap Value Fund	First 500M Next 500M Next 1B Next 1B Next 1B Next 1B Next 5B Over 10B	0.85 0.825 0.80 0.775 0.75 0.73 0.72 0.71
Small Company Growth Fund±	First 5B Next 5B Over 10B	0.05 0.04 0.03
Small Company Value Fund±	First 5B Next 5B Over 10B	0.05 0.04 0.03
Small/Mid Cap Value Fund2	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.75 0.725 0.70 0.675 0.65 0.64 0.63
Special Mid Cap Value Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.75 0.725 0.70 0.675 0.65 0.64 0.63
Special Small Cap Value Fund	First 500M Next 500M Next 1B Next 1B Next 1B Next 1B Next 5B Over 10B	0.85 0.825 0.80 0.775 0.75 0.73 0.72 0.71
Specialized Technology Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.90 0.875 0.85 0.825 0.80 0.79 0.78
Strategic Income Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.525 0.50 0.475 0.45 0.415 0.405
Strategic Municipal Bond Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
Traditional Small Cap Growth Fund	First 500M Next 500M Next 1B Next 1B Next 1B Next 1B Next 5B Over 10B	0.85 0.825 0.80 0.775 0.75 0.73 0.72 0.71
Treasury Plus Money Market Fund	First 5B Next 5B Over 10B	0.15 0.14 0.13
Ultra Short-Term Income Fund	First 1B Next 4B Next 3B Next 2B Over 10B	0.35 0.325 0.29 0.265 0.255
Ultra Short-Term Municipal Income Fund	First 1B Next 4B Next 3B Next 2B Over 10B	0.35 0.325 0.29 0.265 0.255
Utility & Telecommunications Fund	First 500M Next 500M Next 1B Next 2B Next 1B Next 5B Over 10B	0.65 0.60 0.55 0.525 0.50 0.49 0.48
WealthBuilder Conservative Allocation Portfolio	First 1B Next 4B Next 5B Over 10B	0.25 0.225 0.19 0.18
WealthBuilder Equity Portfolio3	First 1B Next 4B Next 5B Over 10B	0.25 0.225 0.19 0.18
WealthBuilder Growth Allocation Portfolio	First 1B Next 4B Next 5B Over 10B	0.25 0.225 0.19 0.18
WealthBuilder Growth Balanced Portfolio	First 1B Next 4B Next 5B Over 10B	0.25 0.225 0.19 0.18
WealthBuilder Moderate Balanced Portfolio	First 1B Next 4B Next 5B Over 10B	0.25 0.225 0.19 0.18
WealthBuilder Tactical Equity Portfolio	First 1B Next 4B Next 5B Over 10B	0.25 0.225 0.19 0.18
Wisconsin Tax-Free Fund	First 500M Next 500M Next 2B Next 2B Next 5B Over 10B	0.40 0.375 0.35 0.325 0.29 0.28
100% Treasury Money Market Fund	First 1B Next 4B Next 5B Next 5B Next 10B Over 25B	0.35 0.325 0.29 0.28 0.255 0.23

1On February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the High Income Fund into the High Yield Bond Fund.  Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016.

2February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the Small/Mid Cap Value Fund into the Small Cap Value Fund.  Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016.

3On February 18, 2016, the Board of Trustees of Wells Fargo Funds Trust approved the reorganization of the WealthBuilder Equity Portfolio into the WealthBuilder Tactical Equity Portfolio.  Upon shareholder approval, the fund reorganization will become effective in the third quarter of 2016 and the name will change to WealthBuilder Equity Portfolio.

Schedule A amended:  February 18, 2016

±  As long as the Fund invests all (or substantially all) of its assets in a single, registered, open-end management investment company in accordance with Section 12(d)(1)(E) under the 1940 Act, the Fund pays Funds Management an investment management fee for the Fund-level administrative services set forth in Section 2(b) of the Investment Management Agreement.  At the time the Fund invests some of its assets in two or more registered, open-end management investment companies in accordance with Section 12(d)(1)(G) under the 1940 Act, the Fund shall pay Funds Management an investment management fee for combined asset allocation services and fund-level administrative services at the rates shown in the table that follows.

Dormant Investment Management Fee as % of Avg. Daily Net Asset Value
First 5B Next 5B Over 10B	0.30 0.29 0.28

The foregoing fee schedule is agreed to as of February 18, 2016 and shall remain in effect until changed in writing by the parties.

WELLS FARGO FUNDS TRUST

By:

            C. David Messman

            Secretary

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Paul Haast

            Senior Vice President